THE KP FUNDS

                        SUPPLEMENT DATED APRIL 13, 2016
 TO THE SUMMARY PROSPECTUS DATED MAY 1, 2015 (THE "SUMMARY PROSPECTUS") FOR THE
                       KP FIXED INCOME FUND (THE "FUND")

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN
   THE SUMMARY PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE SUMMARY
                                  PROSPECTUS.

At a meeting held on February 22, 2016, the Board of Trustees of The KP Funds approved: (i) the termination of an investment sub-advisory agreement between Callan Associates, Inc. ("Callan"), the investment adviser of the Fund, and Eaton Vance Management ("Eaton Vance") and (ii) a new investment sub-advisory agreement between Callan and Credit Suisse Asset Management, LLC ("Credit Suisse"), each with respect to the Fund. In connection with such approvals, Credit Suisse now serves as sub-adviser to the Fund, and Eaton Vance no longer serves as sub-adviser to the Fund.

In addition, Peter R. Breault of SSGA Funds Management, Inc., a sub-adviser to the Fund, no longer serves as a portfolio manager of the Fund.

Accordingly, effective immediately, the Summary Prospectus is hereby amended and supplemented as follows:

1.   All references to Eaton Vance are deleted.

2. The following is added to the Fund's "Principal Investment Strategies" section:

ACTIVE SENIOR LOANS: Credit Suisse Asset Management, LLC ("Credit Suisse") manages the portion of the Fund's assets allocated to the Active Senior Loans Sub-strategy. The primary objective for the Sub-strategy is to out-perform the S&P/LSTA Leveraged Loan Index over a full market cycle. No assurances can be given that this objective will be achieved. The S&P/LSTA Leveraged Loan Index is designed to reflect the performance of the largest facilities in the leveraged loan market. Loans held in the index must be senior secured, have a minimum initial term of one year and a minimum initial spread of 125 basis points over LIBOR, be U.S. dollar denominated and have a par amount outstanding of $50 million or greater.

Under normal circumstances, Credit Suisse will seek to invest the Sub-strategy's assets primarily in high yield, fixed income securities (commonly referred to as "junk bonds"). The high yield, fixed income securities in which the Fund will invest will consist entirely of senior secured floating rate loans ("Senior Loans") issued by non-investment-grade companies and principally include floating rate loans and notes, high yield corporate bonds and notes, convertible bonds and preferred stocks and equity securities when acquired as a unit with fixed income securities or in a restructuring of fixed income securities. Senior Loans typically are secured by specific collateral of the issuer and hold the most senior position in the issuer's capital structure. The interest rate on Senior Loans is adjusted periodically to a recognized base rate, typically the London Interbank Offered Rate (LIBOR). While these characteristics may reduce interest rate risk and mitigate losses in the event of borrower default, the Senior Loans in which the Fund invests have below-investment-grade credit ratings and therefore are considered speculative because of the significant credit risk of their issuers. Credit Suisse may invest up to 25% of the Sub-strategy's assets in securities of non-U.S. issuers. Credit Suisse seeks to moderate risk by investing in a diversified portfolio of issuers across a variety of industry sectors. Investments are selected for the Fund based on an analysis of individual issuers and the general business conditions affecting them. The Fund generally will not invest in instruments rated at the time of investment in the lowest rating categories (Ca or below by Moody's Investor Services ("Moody's") and CC or below by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P")) but may continue to hold securities which are subsequently downgraded.

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2.   The following is added at the end of the Fund's "Principal Risks" section:

Valuation Risk - The lack of an active trading market may make it difficult to obtain an accurate price for an instrument held by the Fund.

3. The following is added at the beginning of the Fund's "Investment Sub-Advisers and Portfolio Managers" section:

CREDIT  SUISSE  ASSET  MANAGEMENT,  LLC

John G. Popp, a Managing Director of Credit Suisse Asset Management, LLC ("Credit Suisse"), has managed the portion of the Fund's assets allocated to Credit Suisse since 2016.

Thomas J. Flannery, a Managing Director of Credit Suisse, has managed the portion of the Fund's assets allocated to Credit Suisse since 2016.

Louis I. Farano, a Managing Director of Credit Suisse, has managed the portion of the Fund's assets allocated to Credit Suisse since 2016.

Wing Chan, a Managing Director of Credit Suisse, has managed the portion of the Fund's assets allocated to Credit Suisse since 2016.

4.   All references to Peter R. Breault are deleted.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.


                                                                 KPF-SK-012-0100